UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TARGET CASH AWARDS FOR 2016 PERFORMANCE UNDER THE PERFORMANCE INCENTIVE COMPENSATION PLAN

On February 23, 2016, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Integra LifeSciences Holdings Corporation (the “Company”) approved the following target cash awards for 2016 performance under the Company’s Performance Incentive Compensation Plan (the “Bonus Plan”) for the following executive officers:

Executive	Title	Cash Incentive Plan Target as a % of Base Salary
Glenn G. Coleman	CVP and CFO	60% (an increase of 10% from the prior year)
Robert T. Davis, Jr.	CVP, President of Specialty Surgical Solutions	50% (an increase of 10% from the prior year)
Richard D. Gorelick	CVP, General Counsel, Administration and Secretary	45% (an increase of 10% from the prior year)

PERFORMANCE STOCK AWARD GRANTS TO EXECUTIVE OFFICERS
On February 23, 2016, the Committee of the Board of the Company approved the grant of awards of performance stock (“Performance Stock”) under the Integra LifeSciences Holdings Corporation Third Amended and Restated 2003 Equity Incentive Plan, to each of the following executive officers (the “Executives”), effective as of March 14, 2016:

•	Peter J. Arduini, President and CEO

•	Glenn G. Coleman, CVP and CFO

•	Robert T. Davis, Jr., CVP, President of Specialty Surgical Solutions

•	Richard D. Gorelick, CVP, General Counsel, Administration and Secretary

•	John Mooradian, CVP, Global Operations and Supply Chain
Each share of Performance Stock represents the Executive’s right to receive one share of the Company’s common stock if the applicable time- and performance-based vesting conditions are satisfied.
Pursuant to the Performance Stock awards, each Executive is eligible to vest in and receive a number of shares of the Company’s common stock ranging from zero percent (0%) to one-hundred and fifty percent (150%) of the target number of shares of Performance Stock granted (for each Executive, the “Target Performance Shares”) based on the Company’s achievement of goals relating to the increase in the Company’s annual revenue (the “Performance Goal”) during each fiscal year of the performance period running from January 1, 2016 through December 31, 2018 (the “Performance Period”), and subject to the Executive’s continued employment with the Company through each of the first three anniversaries of the award date. The dollar amount of the Target Performance Shares to be granted to each Executive on March 14, 2016 is as follows:

Executive	Dollar Amount of the Target Performance Shares
Peter J. Arduini	$2,250,000
Glenn G. Coleman	$350,000
Robert T. Davis, Jr.	$240,000
Richard D. Gorelick	$132,000
John Mooradian	$85,000

With respect to each fiscal year during the Performance Period, each Executive will be eligible to vest, on the anniversary of the grant date that follows such fiscal year, in a number of shares of Performance Stock equal to one-third of the Target Performance Shares multiplied by (y) the applicable performance vesting percentage for that fiscal year (determined based on achievement of the Performance Goal for such year). However, if the Performance Goal with respect to a given fiscal year is not achieved at the “target” level or higher, and the Company achieves a target cumulative revenue growth rate goal over the Performance Period, then additional shares of Performance Stock will vest, on the third anniversary of the grant date, as though the Performance Goal for such fiscal year was achieved at the “target” level. Except as set forth below, any shares of Performance Stock that remain unvested as of the date on which the Executive’s employment terminates and any shares of Performance Stock that fail to vest as of the third anniversary of the grant date will be cancelled and forfeited.
In the event that an Executive incurs a termination of service due to the Executive’s disability or death, then the award will remain outstanding and eligible to vest based on the Company’s achievement of the Performance Goal(s) during each remaining fiscal year in the Performance Period (or vest upon a change in control, as described below). In addition, in the event that Mr. Arduini incurs a termination of service either by the Company without cause or by Mr. Arduini for good reason, then the award will remain outstanding and eligible to vest based on the Company’s achievement of the Performance Goals, during each remaining fiscal year in the Performance Period (or vest upon a change in control, as described below).
In the event that a change in control occurs during the Performance Period, the shares of Performance Stock that relate to the fiscal year in which the change in control occurs will performance-vest at the greater of “target” level and actual performance through the date of such change in control, and will remain eligible to vest subject to the Executive’s continued service through the anniversary of the grant date that immediately follows such change in control. Shares of Performance Stock that relate to any subsequent fiscal years in the Performance Period will performance-vest at the “target” level, and will remain eligible to vest subject to the Executive’s continued service through the applicable anniversary of the grant date.
In the event that an Executive other than Mr. Arduini incurs a termination without cause or for good reason, in either case, within 12 months following the date of a change in control or a termination due to such Executive’s death or disability on or following a change in control, then any outstanding performance-vested shares of Performance Stock will vest in full upon such termination of service. If Mr. Arduini incurs a termination of service (i) either by the Company without cause or by Mr. Arduini for good reason or (ii) a termination of service by reason of his disability or death, in either case, at any time following a change in control, any outstanding performance-vested shares of Performance Stock will vest in full upon such termination of service.
The foregoing description of the Performance Stock awards does not purport to be complete and is qualified in its entirety by reference to the Form of Performance Stock Agreement and Arduini Form of Performance Stock Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS

10.1 Form of Performance Stock Agreement
10.2 Form of Performance Stock Agreement for Mr. Arduini

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: February 29, 2016	By:	/s/ Glenn G. Coleman
Glenn G. Coleman
	Title:	Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number Description
10.1      Form of Performance Stock Agreement
10.2         Form of Performance Stock Agreement for Mr. Arduini